Exhibit 10.2

                                             Restricted Stock Unit Award No. ___

                              ENGLOBAL CORPORATION
                              RESTRICTED STOCK UNIT
                                 AWARD AGREEMENT
                             (Non-Employee Director)

                                     PART I

Recipient:

Award Date:                                  August __, 2008

Aggregate Number of Restricted Stock Units:  6,420

Vesting Schedule:                            The Units will vest for one year in
                                             equal increments of 1,605 shares on
                                             each of September 30, 2008,
                                             December 31, 2008, March 31, 2009
                                             and June 30, 2009, so long as
                                             Recipient is continuing to serve as
                                             a director of the Company on the
                                             vesting dates.

THE COMPANY RECOMMENDS THAT RECIPIENT CONSULT WITH HIS OR HER PERSONAL TAX ADVISOR UPON THE GRANTING OF THE AWARD TO DISCUSS POSSIBLE TAX RAMIFICATIONS, PARTICULARLY WITH RESPECT TO SECTION 409A OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     Part II of this Agreement is attached hereto and incorporated herein for all purposes. EXECUTED to be effective as of the Award Date.

                                           ENGLOBAL CORPORATION



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


                                           RECIPIENT


                                           -------------------------------------


                                           Address:

                                           -------------------------------------

                                           -------------------------------------



                                PART 1 - Page 1

                                     PART II

     This Restricted Stock Unit Award Agreement (this "Agreement") is entered into by ENGlobal Corporation, a Nevada corporation (the "Company"), and Recipient named on Part I ("Recipient"), as of the date set forth on Part I (the "Award Date").

                                    RECITALS:

     This Agreement replaces and supersedes the Restricted Stock Award Agreement dated June 19, 2008 entered into by the Company and Recipient.

     The Company has determined to cancel the restricted shares (the "Restricted Shares") that were granted to Recipient pursuant to the Restricted Stock Award Agreement dated June 19, 2008 and the Amended and Restated 1998 Incentive Plan (the "Plan") and award to Recipient in lieu thereof restricted stock units (the "Units") on the terms and conditions set forth in this Agreement.

     THEREFORE, the Company and Recipient agree as follows:

     1. Cancellation of Restricted Shares. The Restricted Shares are hereby cancelled.

     2. Restricted Stock Unit Award. The Company grants Recipient the right (the "Award") to receive the aggregate number of Units set forth on Part I (such number being subject to adjustment as provided herein) on the terms and conditions set forth in this Agreement. Each Unit shall cover one share of common stock, $0.001 par value per share, of the Company ("Shares" or "Stock"). The Award granted under this Agreement is subject to the vesting restrictions described in Section 4 and Section 6, restrictions on transferability as described in Section 7, and other terms and conditions described in this Agreement (the "Restrictions").

     3. Administration. This Agreement will be administered by the Compensation Committee of the Board of Directors and by the full Board of Directors with respect to members of the Compensation Committee (the "Committee"). The Committee has sole and complete discretion with respect to all matters reserved to it by the Board of Directors of the Company, and decisions of the Committee with respect to this Agreement shall be final and binding upon Recipient.

     4. Vesting and Term of the Award.

          (a) General. The Restrictions shall lapse in accordance with the Vesting Schedule set forth on Part I. Units which have vested are referred to as "Vested Units." Units which have not vested are referred to as "Unvested Units." In general, Unvested Units will become Vested Units in accordance with the Vesting Schedule set forth on Part I only if Recipient has continuously served as a director of the Company from the Award Date through the applicable vesting date.

          (b) Change in Control. In the event of a Change in Control (as defined below), the Committee may, in its sole discretion, provide that the Restrictions on the Units shall immediately lapse. For purposes of this Agreement, "Change in Control" means the event that is deemed to occur if:

                                PART II - Page 1

               (i) any person, other than the Company, any majority-owned subsidiary of the Company, any employee benefit plan of the Company or of a majority-owned subsidiary of the Company or of a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a majority-owned subsidiary of the Company or of a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company, (an "Acquiring Person") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing fifty percent or more of the combined voting power of the then outstanding voting securities of the Company; provided, however, for purposes of this Agreement, an Acquiring Person shall not include William A. Coskey, Hulda L. Coskey, Alliance 2000, Ltd., or their respective affiliates or other donees or entities formed by them for estate planning or similar purposes (the "Coskey Group"); provided, further, if the Coskey Group shall cease to be the beneficial owner, directly or indirectly, of securities of the Company representing at least fifty percent of the combined voting power or the then outstanding voting securities of the Company, then the Coskey Group, upon reacquiring fifty percent or more of such voting power, shall be deemed to be an Acquiring Person; or

               (ii) the individuals who, as of the Award Date, constitute the Board of Directors and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors

               (iii) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding voting securities of the Company, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in
          Schedule 14D-9 under the Securities Exchange Act of 1934; or

               (iv) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Company), other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the voting securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

               (v) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale, or disposition of all or substantially all the Company's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company.

                                PART II - Page 2

     5. Settlement of Units.

          (a) Upon the lapsing of Restrictions as provided in Section 4 or
     Section 6 hereof, Recipient shall be entitled to receive, in exchange for the cancellation of all outstanding Vested Units, either cash or Stock, as determined in the Committee's sole discretion, having a value equal to the total Fair Market Value of the Shares covered by such Vested Units, less any applicable withholding taxes as described in Section 11 below; provided, that Vested Units shall not be settled in Stock if ---------- the issuance of Shares would violate the requirements of any applicable federal or state securities laws, or the rules governing any national or regional securities exchange upon which the Stock is listed or reporting system (such as NASDAQ) on which the sales prices of the Stock is reported, including any requirement that the shareholders of the Company approve such issuance of Shares. Vested Shares shall be settled as soon as practicable but not later than two and one-half months following the calendar year in which the Restrictions lapse. For purposes of this Agreement, except as otherwise provide, "Fair Market Value" means, for a particular day:

               (i) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last trading day before the date in question or, if no such sale takes place on that trading day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

               (ii) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph
          (i), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last trading day before the date in question; or

               (iii) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph
          (i) and bid and asked prices therefore are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

               (iv) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or bid and asked prices therefore are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i) or (ii).

                                PART II - Page 3

          (b) Stock Certificates. If, in the Committee's sole discretion, Vested Units are to be settled in Stock, stock certificates evidencing the settlement of Vested Units into Shares shall be issued as of the date the Restrictions lapse and registered in Recipient's name. Certificates representing the unrestricted Shares will be delivered to Recipient as soon as practicable but not later than the date which is two and one-half months following the calendar year in which the Restrictions lapse.

          (c) Delay for Compelling Business Reasons. Notwithstanding any provision of this Section 5 to the contrary, the date on which Vested Units may be settled may be delayed beyond the date which is two and one-half months following the calendar year in which the Restrictions lapse; provided such delay satisfies the requirements of this paragraph (c).

               (i) Going Concern. In the event the Company determines that the settlement of Vested Units on the date specified in this Agreement would jeopardize the ability of the Company to continue as a going concern, the Committee, in its sole discretion, may delay the settlement of Vested Units until the first taxable year of Recipient in which the Company notifies the Committee that the settlement would not have such effect.

               (ii) Loss of Deduction. In the event the Company determines that its federal income tax deduction for benefits recognized or paid upon settlement of Vested Units would not be permitted due to the application of Section 162(m) of the Code, and as of the Award date such loss of deduction was unforeseeable, the Committee, in its sole discretion, may delay the date on which Vested Units would otherwise be settled, provided that Vested Units are settled in the first taxable year of Recipient in which the Company reasonably anticipates (or should reasonably anticipate) that the federal income tax deduction of such benefit would not be barred by application of
          Section 162(m) of the Code.

               (iii) Administrative Delay in Payment. In the event the Company determines that it is administratively impracticable to settle the Vested Units on the date such Vested Units would otherwise be settled, and such impracticability was reasonably unforeseeable as of the Award Date, the settlement of Vested Units may be delayed until the first taxable year of Recipient in which settlement is administratively practicable.

     6. Termination of Directorship. If Recipient's service as a director of the Company is terminated for any reason other than (i) Recipient's death or (ii) Recipient's Disability (as defined below), then all Unvested Units held pursuant to this Agreement as of the date of the termination (or for which restrictions have not lapsed) shall be cancelled without any payment or other consideration to Recipient, and Recipient shall have no further right, title or interest in the Unvested Units.

          (a) Death. Upon the death of Recipient, all Unvested Units held by Recipient pursuant to this Agreement shall become Vested Units immediately as of the date of death.

                                PART II - Page 4

          (b) Disability. If Recipient's service as a director is terminated by reason of Recipient's Disability, then all Unvested Units held by Recipient as of the date of termination for Disability shall become Vested Units immediately as of the date of termination. For purposes of this Agreement, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either Recipient is unable to continue performing the duties he performed before such impairment or Recipient's condition entitles him to disability benefits under any insurance of the Company and that impairment or condition is cited by the Company as the reason for termination of Recipient's service as a director.

     7. Nontransferability. The Award granted by this Agreement is made solely to Recipient and is nontransferable, except that amounts payable with respect to Units that vest upon Recipient's death shall be paid to Recipient's estate. The Award and the Units, and any rights and privileges in connection therewith, cannot otherwise be transferred, assigned, pledged or hypothecated by Recipient, or by any other person, in any way, whether by operation of law or otherwise, and may not be subject to execution, attachment, garnishment or similar process. In the event of any such occurrence, Recipient's right to have Unvested Units vest and become Vested Units will immediately and automatically terminate.

     8. Adjustments. If there is any change in the capital structure of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares or similar event, the rights of Recipient under Section 2 above, shall be adjusted as follows:

          (a) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then the number of Shares covered by the Unvested Units shall be increased proportionately, without changing the aggregate value of the Unvested Units.

          (b) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then the number of Shares covered by the Unvested Units shall be decreased proportionately, without changing the aggregate value of the Unvested Units.

          (c) Notwithstanding the foregoing paragraphs of this Section 8, no adjustment shall be made with respect to Vested Units that have not been settled as of the date of the change in capital structure of the Company.

          (d) Whenever the number of Shares covered by the Units is required to be adjusted as provided in this Section 8, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in the number of Shares subject to the Units after giving effect to the adjustments. The Committee shall promptly give Recipient such a notice.

          (e) Adjustments under paragraphs (a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Award on account of any such adjustments.

                                PART II - Page 5
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     9. Dividend Equivalent Rights. Recipient shall be entitled to receive cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of Shares for each Unit held by Recipient; provided, that if any such dividends or distributions are paid in Shares, the Fair Market Value of such Shares shall be converted into restricted stock units, and further provided that such restricted stock units shall be subject to the same Restrictions as apply to the Units with respect to which they relate. Dividend equivalents paid in cash shall be paid to Recipient at the same time that actual cash dividends and other distributions are paid to the shareholders of the Company, and in no event later than the date which is two and one-half months following the calendar year in which such dividends are declared.

     10. Tax Gross-Up Payment. To the extent that Recipient submitted a Code
Section 83(b) election to the Internal Revenue Service (with a copy sent to the Company) for the Restricted Shares which are cancelled pursuant to Section 1 of this Agreement, if Recipient's Unvested Units vest in accordance with the vesting schedule set forth on Part I and if the Fair Market Value of the Stock exceeds $13.25 at the time that such Vested Units are settled, then Recipient shall receive a payment equal to the quotient of W divided by V; where V equals the difference of 100% minus the federal income tax rate applicable to Recipient's ordinary income for the year in which such Vested Shares are settled; where W equals the difference of X minus Y; where X equals the product of Z multiplied by the federal income tax rate applicable to Recipient's ordinary income for the year in which such Vested Shares are settled; where Y equals the product of Z multiplied by the federal income tax rate applicable to Recipient's long-term capital gains for the year in which such Vested Shares are settled; and where Z equals the product of the number of such Vested Units (not to exceed the number of Restricted Shares with respect to which Section 83(b) elections were submitted) multiplied by the difference of the Fair Market Value of the Stock at the time that such Vested Units are settled minus $13.25. Such gross-up payment shall be made at the same time the Vested Units are settled under Section 5.

     11. Tax Withholding Obligations. Recipient shall be required to deposit with the Company an amount of cash equal to the amount determined by the Company to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state, or local statute, ordinance, rule, or regulation in connection with the settlement of the Units. Alternatively, the Company may, at its sole election, withhold the required amounts from Recipient's pay during the pay periods next following the date on which any such applicable tax liability otherwise arises. The Committee, in its discretion, may permit Recipient, subject to such conditions as the Committee shall require, to elect to have the Company withhold either (i) an amount of cash otherwise payable or
(ii) a number of Shares otherwise deliverable having a Fair Market Value sufficient to satisfy the statutory minimum of all or part of the Participant's estimated total federal, state, and local tax obligations associated with vesting or settlement of the Units.

     12. Rights as Shareholder. Recipient shall not have voting or any other rights as a shareholder of the Company with respect to the Units. Upon settlement of Vested Units into Shares, if applicable, Recipient will obtain full voting and other rights as a shareholder of the Company with respect to such Shares.

     13. Amendment. This Agreement may be amended only by a written agreement executed by the Company and Recipient. Notwithstanding the foregoing, this Agreement may be amended solely by the Committee by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment

                                PART II - Page 6
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is delivered to Recipient, and provided no such amendment adversely effecting the rights of Recipient hereunder may be made without Recipient's written consent. Without limiting the foregoing, the Committee reserves the right to change by written notice to Recipient, the provisions of the Award or this Agreement in any way it may deem necessary or advisable to carry out the purposes of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to Unvested Units.

     14. Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which actually received by the Company properly addressed to the person who is to receive it. Until changed in accordance with this Agreement, the Company and Recipient specify their respective addresses as:

         Company:                  ENGlobal Corporation
                                   654 N. Sam Houston Pkwy. E.
                                   Suite 400
                                   Houston, Texas 77060-5914
                                   Attn:  Natalie S. Hairston

         Recipient:                As indicated on Part I

     15. Information Confidential. As partial consideration for the granting of the Award, Recipient agrees that he will keep confidential all information and knowledge that he has relating to the manner and amount of Recipient's participation in the Plan. However, such information may be disclosed as required by law and may be given in confidence to Recipient's spouse, tax, legal and financial advisors, or to the extent necessary to obtain a loan, to a financial institution.

     16. Market Stand-Off.

          (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, if requested by the Company, Recipient shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. This restriction (the "Market Stand-Off") shall be in effect for the period determined by the Company, but no longer than 180 days from the effective date of the final prospectus.

          (b) Recipient shall be subject to the Market Stand-Off only if the officers and directors of the Company are also subject to similar restrictions.

          (c) Any new, substituted or additional securities that are distributed with respect to the Shares shall be immediately subject to the Market Stand-Off, to the same extent as the Shares are covered by such provisions.

                                PART II - Page 7
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          (d) In order to enforce the Market Stand-Off, the Company may impose stop transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     17. No Guarantee of Continuation as a Director. This Agreement does not confer upon Recipient any right to continue to serve as a director of the Company. This Agreement shall not limit the right of the Company or its shareholders to remove Recipient as a director at any time, with or without cause, as permitted by the Company's Articles of Incorporation and Bylaws and by applicable law.

     18. No Obligation to Accept Award. Recipient shall have no obligation to accept the Award granted pursuant to this Agreement.

     19. Governing Law; Construction. Except to the extent provided by the Nevada Revised Statutes, this Agreement shall be governed by the laws of the State of Texas without regard to choice of law and conflicts of law principles that direct the application of the laws of a different state. The courts of Harris County, Texas shall have exclusive jurisdiction over this Agreement, and each of the parties consents to the exercise of jurisdiction over it by such courts and waives any objection to any action being brought in such courts based on any grounds, including improper venue and forum non conveniens. Captions are for ease of reference only and shall not be considered in construing this Agreement. Pronouns shall be deemed to include the masculine, feminine, neuter, singular and plural as the context may require. All exhibits are incorporated in this Agreement by reference and are a part hereof.

     20. Proprietary Information. In consideration of the Company's grant of the Award and the Company's agreement to provide Recipient with confidential information of the Company, Recipient agrees to keep confidential and not to use or disclose to others at any time during the term of this Agreement or after its termination, except as expressly consented to in writing by the Company or required by law, any secrets or confidential technology or proprietary information of the Company, including, without limitation, any customer list, marketing plans or materials, or other trade secrets of the Company, or any matter ascertained by Recipient through Recipient's affiliation with the Company, the use or disclosure of which might reasonably be construed to be contrary to the best interests of the Company or to give any other party a competitive advantage to the Company. Recipient further agrees that should Recipient's term as a director of the Company terminate, Recipient will neither take nor retain, without prior written authorization from the Company, any documents pertaining to the Company. Without limiting the generality of the foregoing, Recipient agrees that he will not retain, use or disclose any papers, customer lists, marketing materials or information, books, records, files, or other documents, copies thereof, or notes or other materials derived therefrom, or other confidential information of any kind belonging to the Company pertaining to the Company's business, sales, financial condition, or products. Without limiting other possible remedies to the Company for the breach of this covenant, Recipient agrees that injunctive or other equitable relief shall be available to enforce this covenant, such relief to be without the necessity of posting a bond. Recipient further agrees that if any restriction contained in this Section is held by any court to be unenforceable or unreasonable, a lesser restriction shall be enforced in its place and remaining restrictions contained herein shall be enforced independently of each other. Recipient's obligations under this Section apply to all confidential information of the Company as well as to any and all confidential information relating to the Company's Subsidiaries and Affiliates.

                                PART II - Page 8

     21. Severability. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

     22. Entire Agreement. Except as provided below, this Agreement, including the exhibits and schedules, if any, contains the entire agreement of the parties with respect to its subject matter, and supersedes all prior agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof, including the Restricted Stock Award Agreement dated June 19, 2008. However, this Agreement does not supersede the Company's rights under any agreement between Recipient and the Company that protects the Company's proprietary information or intellectual property. Rather, all such rights of the Company under any such agreements shall be in addition to the rights granted herein.



                                    * * * * *









                                PART II - Page 9

                                 SPOUSAL CONSENT

     I, spouse of ______________, have read and am aware of, understand and fully consent and agree to the provisions of the Agreement attached hereto and its binding effect upon any interest, community or otherwise, I may own now or hereafter in any Units or Shares, and agree that the termination of my marriage to ____________ for any reason shall not have the effect of removing any Units or Shares otherwise subject to the Agreement from the coverage thereof. I hereby evidence such awareness, understanding, consent and agreement by joining in the Agreement and by executing this Agreement below.



                                            ------------------------------------
                                                     Signature of Spouse

                                            Printed Name:

                                            ------------------------------------

                                            Address:

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                                PART II - Page 10